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                                                                   Exhibit 10.12


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                                     WARRANT
                          REGISTRATION RIGHTS AGREEMENT


                           AMERICAN TOWER CORPORATION




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             Warrants to Purchase 11,389,012 Shares of Common Stock

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                          Dated as of January 29, 2003


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                         CREDIT SUISSE FIRST BOSTON LLC
                              GOLDMAN, SACHS & CO.






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     This Warrant Registration Rights Agreement (this "Agreement") is made and entered into as of January 29, 2003, between American Tower Corporation, a Delaware corporation (the "Company"), and Credit Suisse First Boston LLC and Goldman, Sachs & Co. (each an "Initial Purchaser" and collectively, the "Initial Purchasers"), which have agreed to purchase the Warrants of the Company issued pursuant to the Warrant Agreement (the "Warrant Agreement"), dated as of the date hereof, between the Company and The Bank of New York, as warrant agent (the "Warrant Agent").

     The Warrants are being issued and sold in connection with the offering by American Tower Escrow Corporation, which is expected to merge with and into American Towers, Inc. (together, "American Towers") of 808,000 Units each consisting of (i) $1,000 principal amount at maturity of 12.25% Senior Subordinated Discount Notes due 2008 (the "Notes") of American Towers, issued pursuant to the Indenture, dated as of January 29, 2003 among American Towers, the Guarantors named therein (from and after the consummation of the Escrow Corp. Merger) and The Bank of New York, as trustee (the "Indenture") and (ii) one Warrant to purchase 14.0953 fully paid and non-assessable shares of the Company's Class A common stock (the "Warrant Shares").

     This Agreement is made pursuant to the Purchase Agreement, dated January 22, 2003 (the "Purchase Agreement"), by and among American Towers, the Guarantors (as defined in the Purchase Agreement) (from and after the consummation of the Escrow Corp. Merger) and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Warrants, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 6(g) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Warrant Agreement.

     The parties hereby agree as follows:

1. DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act: The Securities Act of 1933, as amended.

     Affiliate: As defined in Rule 144.

     Black Out Notice: As defined in Section 5(b) hereof.

     Black Out Period: As defined in Section 3(a) hereof.

     Closing Date: The date hereof.

     Commission: The Securities and Exchange Commission.

     Escrow Corp:. means American Tower Escrow Corporation, a Delaware corporation.

     Escrow Corp. Merger: means the merger transaction involving Escrow Corp. and American Towers, Inc. pursuant to the Escrow Corp. Merger Agreement.

     Escrow Corp. Merger Agreement: means an Agreement and Plan of Merger with respect to the Escrow Crop. Merger, dated as of the date of the Indenture.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

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     Holders: As defined in Section 2 hereof.

     Majority Holders: shall mean, on any date, Holders of a majority of the aggregate amount of Warrants registered under a Registration Statement.

     Notice and Questionnaire: shall mean a written notice delivered to the Company substantially in the form attached as Annex A hereto.

     Notice Holder: shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a Notice and Questionnaire to the Company on or prior to such date.

     Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Registration Default: shall have the meaning assigned in Section 6 hereof.

     Registration Statement: Any registration statement of the Company relating to the registration for resale of Transfer Restricted Securities and the issuance of the Company's Class A common stock upon the exercise of the Warrants resold pursuant to the Registration Statement that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Rule 144: Rule 144 promulgated under the Act.

     Selling Holder: a Holder who is selling Transfer Restricted Securities pursuant to Section 3 hereof.

     Transfer Restricted Securities: (a) Each Warrant and Warrant Share held by an Affiliate of the Company and (b) each other Warrant and Warrant Share until the earlier to occur of (i) the date on which such Warrant or Warrant Share (other than any Warrant Share issued upon exercise of a Warrant in accordance with a Registration Statement) has been disposed of in accordance with a Registration Statement and (ii) the date on which such Warrant or Warrant Share (or the related Warrant) is distributed to the public pursuant to Rule 144 under the Act.

2. HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person is the holder of record of Transfer Restricted Securities.

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3. SHELF REGISTRATION

     (a) Shelf Registration. The Company shall prepare and cause to be filed with the Commission on or before 90 days from the Closing Date pursuant to Rule 415 under the Securities Act a Registration Statement on the appropriate form relating to resales of Transfer Restricted Securities by the Holders thereof and issuance of the Company's Class A common stock upon the exercise of the Warrants resold pursuant to such registration statement. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission, subject to certain exceptions discussed herein, on or before 180 days after the Closing Date.

     (b) To the extent necessary to ensure that the Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of Section 3(a) hereof, the Company shall use its reasonable best efforts to keep any Registration Statement required by Section 3(a) hereof continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 3(c) and 5(a) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the second anniversary of the date hereof; provided that such obligation shall expire before such date if the Company delivers to the Warrant Agent a written opinion of counsel to the Company (which opinion of counsel shall be satisfactory to the Company) that all Holders (other than Affiliates of the Company) of Warrants and Warrant Shares may resell the Warrants and the Warrant Shares without registration under the Act and without restriction as to the manner, timing or volume of any such sale; and provided, further, that notwithstanding the foregoing, any Affiliate of the Company may, with notice to the Company, require the Company to keep the Registration Statement continuously effective for resales by such Affiliate for so long as such Affiliate holds Warrants or Warrant Shares, including as a result of any market-making activities or other trading activities of such Affiliate.

     (c) Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Registration Statement, any related prospectus or any document incorporated therein by reference and may suspend the availability of the Registration Statement, for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, an aggregate of 60 days in any calendar year, (i) upon the occurrence or existence of any pending corporate development or any other material event as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Company determines in good faith and in its sole judgment that the disclosure of such event at such time would not be in the best interests of the Company or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided that such Black Out Period shall be extended for any period, not to exceed an aggregate of 30 days in any calendar year, during which the Commission is reviewing any proposed amendment or supplement to the Registration Statement, any related prospectus or any document incorporated therein by reference which has been filed by the Company.

4. HOLDER INFORMATION

     No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor substantially in the form of the Notice and Questionnaire, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus

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included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

5. REGISTRATION PROCEDURES

     (a) In connection with the Registration Statement and any related Prospectus required by this Agreement, the Company shall:

               (i) use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof;

               (ii) use its reasonable best efforts to keep such Registration Statement continuously effective and provide or incorporate by reference all requisite financial statements for the period specified in Section 3 of this Agreement. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall, except to the extent permitted by Section 3(c) hereof, file promptly an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable;

               (iii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (iv) advise the Notice Holders promptly and, if requested by the Notice Holders, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the

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     Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

               (v) subject to Section 3(c) hereof, if any fact or event contemplated by Section 5(a)(iv)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vi) before filling any Registration Statement or Prospectus or any amendments or supplements thereto (including all documents incorporated by reference after the initial filing of such Registration Statement) furnish to and afford such Holder and such Holder's counsel, if any, a reasonable opportunity to review copies of all such documents proposed to be filed (in each case, where possible, at least five Business Days prior to such filing, or such later date as is reasonable under the circumstances), and shall incorporate into such filings such comments and changes as may be reasonably requested by such persons. The provisions of this Section 4(a) shall not apply to the filing by the Company of annual, quarterly or current reports, or proxy statements or schedules under the Exchange Act. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if Holders of the Majority Holders covered by such Registration Statement or their counsel, shall reasonably and in a timely manner object.

               (vii) Make available at reasonable times for inspection by one or more representatives of the Selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Registration Statement, and any attorney or accountant retained by such Selling Holders, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of
     Section 11 of the Securities Act, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the Selling Holders, attorney or accountant in connection therewith; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Selling Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

               (viii) if requested by the Selling Holders, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the

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     Transfer Restricted Securities and the use of the Registration Statement or
     Prospectus for market-making activities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

               (ix) furnish to each Selling Holder and each Holder upon request, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment;

               (x) deliver to the underwriters, if any, and each Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the underwriters, if any, or such Selling Holder reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto and all market-making activities of the underwriters, if any, as the case may be;

               (xi) enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by the Selling Holders in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Company shall:

               (A) if requested by the Majority Holders, furnish (or, in the case of paragraphs (2) and (3), use its reasonable best efforts to cause to be furnished) to the Selling Holders, upon the effectiveness of the Registration Statement:

                    (1) a certificate, dated such date, signed on behalf of the
               Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 6(b) and 6(e) of the Purchase Agreement and such other similar matters as such Person may reasonably request;

                    (2) an opinion, dated the date of effectiveness of the
               Registration Statement, of counsel for the Company covering matters similar to those set forth in Schedules D and E of the Purchase Agreement and such other matters as the Selling Holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Company) and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a

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               material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                    (3) a customary comfort letter, dated the date of
               effectiveness of the Registration Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(i) of the Purchase Agreement; provided the appropriate representation letters are provided to the accountants from the Holders under Statement on Auditing Standards No. 72.

               (B) set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any sale or resale pursuant to any Registration Statement the indemnification provisions and procedure of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (C) deliver such other documents and certificates as may be reasonably requested by the Selling Holders to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this clause;

          The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in (A)(i) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, and Selling Holders promptly and if requested by such Persons, shall confirm such advise in writing.

               (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the Selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that where Transfer Restricted Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(a)(xiii), keep each such registration or qualification (or exemption therefrom) effective during the period that the applicable Registration Statement is required to remain effective under the terms of this Agreement and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other

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     than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

               (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may reasonably request at least two Business Days prior to such sale of Transfer Restricted Securities;

               (xiv) use its reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

               (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Warrant Agent with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

               (xvi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Act); and

               (xvii) provide promptly to the Holders, upon written request, each document filed with the Commission pursuant to the requirements of
     Section 13 or Section 15(d) of the Exchange Act.

     (b) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security and the Initial Purchasers agrees that, upon receipt of the notice (without notice of the nature or details of the events) from the Company of the commencement of a Black Out Period (in each case, a "Black Out Notice"), such Person will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Person is advised in writing by the Company of the termination of the Black Out Period and such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 5(a)(v) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company each Person receiving a Black Out Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Black Out Notice.

6. LIQUIDATED DAMAGES

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          If the Registration Statement: (i) is not filed with the Commission on or prior to the date specified for such filing in Section 3(a) hereof; (ii) has not been declared effective by the Commission on or prior to the dated specified for such effectiveness in Section 3(a) hereof; or (iii) following the date such Registration Statement is declared effective by the Commission, shall cease to be effective without being restored to effectiveness by amendment or otherwise within 30 business days, other than as permitted by Section 3(c) hereof (each such event referred to in clauses (i) through (iii), a "Registration Default") to the extent permitted by applicable law, the Company shall pay as liquidated damages and not as a penalty to each Holder during the first 90-day period immediately following the occurrence, and during the continuance of such Registration Default, an amount equal to $0.01 per week per Warrant (or per such number of Warrant Shares then issuable upon exercise of or in respect of a Warrant) held by such Holder for each week or portion thereof that the Registration Default continues. To the extent permitted by applicable law, the amount of the liquidated damages will increase by an additional $0.01 per week per Warrant (or per such number of Warrant Shares then issuable upon exercise of or in respect of a Warrant) with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $0.05 per week per Warrant (or per such number of Warrant Shares then issuable upon exercise of or in respect of a Warrant).

          All accrued liquidated damages shall be paid to record Holders by the Company by wire transfer of immediately available funds, or by mailing a federal funds check, on February 1 and August 1 of any given year. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security has been effectively registered under the Act shall survive until such time as all such obligations with respect to such security have been satisfied in full.

7. REGISTRATION EXPENSES

     All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing Prospectuses (whether for sales, market-making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing the Warrant Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit (which shall not be required except to the extent required by applicable law) and comfort letters required by or incident to such performance).

     The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

8. INDEMNIFICATION

     (a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims,

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

damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Transfer Restricted Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to a Holder furnished in writing to the Company by such Holder.

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 6(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent. The Company shall not, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) hereof but also the relative fault of the Company, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any reasonable legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.

     The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

9. RULE 144

     The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

10. MISCELLANEOUS

     (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 3 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof, except that the filing of the Registration Statement hereunder would require notice to be sent to holders under the Company's registration rights agreement dated February 25, 1999, as amended, and require the inclusion of such holders in a Registration Statement filed hereunder.

     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities, and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates).

     (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements granting rights to Holders made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Warrant Agent, with a copy to the Warrant Agent; and

               (ii)    if to the Company:

                    American Tower Corporation
                    116 Huntington Avenue, 11/th/ Floor
                    Boston, MA 02116
                    Telecopier No.: (617) 375-7575
                    Attention: Chief Financial Officer and Treasurer
                               Executive Vice President and General Counsel

                    With a copy to:

                    Palmer & Dodge LLP
                    111 Huntington Avenue
                    Boston, MA 02199
                    Telecopier No.: (617) 227-4420
                    Attention: Matthew J. Gardella, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in Warrant Agreement.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Warrant Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

     (g) Termination. This Agreement shall automatically terminate on the Redemption Date if the Escrow Corp. Merger has not been consummated.

     (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF. The Company hereby irrevocably and unconditionally: (i) submits itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, and appellate courts thereof, and consents and agrees to such action or proceeding being brought in such courts; and (ii) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient court and agrees not to plead or claim the same.

     (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                AMERICAN TOWER CORPORATION


                                By: /s/ Bradley E. Singer
                                    --------------------------------------------
                                    Name:  Bradley E. Singer
                                    Title: Chief Financial Officer and Treasurer



The foregoing Agreement is hereby
  confirmed and accepted
  as of the date first above written.

By Credit Suisse First Boston LLC


By: /s/ Kristin M. Allen
    -----------------------------------
    Name: Kristin Allen
    Title: Managing Director


For themselves and the other several
Purchasers name in Schedule A to the Purchase Agreement.

                                     ANNEX A

                           AMERICAN TOWER CORPORATION

                  Notice of Registration Statement and Selling
                          Securityholder Questionnaire
                                     (Date)


Reference is hereby made to the Warrant Registration Rights Agreement (the " Warrant Registration Rights Agreement") between American Tower Corporation (the "Company") and the Initial Purchasers named therein. Pursuant to the Warrant Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form ___ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's warrants to purchase Class A Common Stock, par value $0.01 per share of the Company, and the shares of Class A common stock issuable upon exercise thereof (collectively, the "Securities"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Warrant Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel of the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and
(ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequence of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "TRANSFER RESTRICTED SECURITIES" has the meaning assigned in the Warrant Registration Rights Agreement.

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item
(3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Warrant Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth as Annex B to the Warrant Registration Rights Agreement. The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE


(1)  (a)  Full Legal Name of Selling Securityho1der:

     (b) Full Legal Name of Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (3) below:

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:

(2)  Address for Notices to Selling Securityholder:

     Telephone:
     Fax:
     Contact Person:

(3)  Beneficial Ownership of Securities:

     Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

     (a) Number of Transfer Restricted Securities beneficially owned: _____ CUSIP No(s). of such Transfer Restricted Securities_____

     (b) Number of Securities other than Transfer Restricted Securities beneficially owned: ____ CUSIP No(s). of such other Securities_____

     (c) Number of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration Statement: _____ CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement_____

(4)  Beneficial Ownership of other Securities of the Company:

     Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item
     (3).

     State any exceptions here:

(5)  Relationships with the Company:

     Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

(6)  Plan of Distribution:

     State any exceptions here:

     Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities

     State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Warrant Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus. In accordance with the Selling Securityholder's obligation under Section 3(e) of the Warrant Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Warrant Registration Rights Agreement shall be made in writing, by hand-delivery, or air courier guaranteeing overnight delivery as follows:

(i)  To the Company:

     ___________________
     ___________________
     ___________________
     ___________________
     ___________________

(ii) With a copy to:

     ___________________
     ___________________
     ___________________

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling

Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Transfer Restricted
Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

___________________
___________________
___________________
___________________
___________________

                                     ANNEX B

Notice of Transfer Pursuant to Registration Statement

America Towers Corporation
The Bank of New York
Trustee Services
5 Penn Plaza, 13/th/ Floor
New York, NY 10001

Attention: Trust Officer

Re: Warrants to purchase Class A Common Stock, par value $0.01 per share

Dear Sirs:

     Please be advised that ____________________has transferred ________________
of the above-referenced Warrants pursuant to an effective Registration Statement
on Form [ ] (File No. 333-   ) filed by the Company.

     We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Warrants is named as a "Selling Holder" in the Prospectus dated [DATE] or in supplements thereto, and that the number of Warrants transferred is the number listed in such Prospectus opposite such owner's name.

Dated:

                                             Very truly yours,

                                             ________________________________
                                             (Name)
                                             By: (Authorized Signature)